MERRILL LYNCH
                                                             PHOENIX
                                                             FUND, INC.

                                                    STRATEGIC
                                                             Performance

                               [GRAPHIC OMITTED]

                                                             Annual Report
                                                             July 31, 1998

MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the quarter ended July 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy.

In the United States, gross domestic product (GDP) rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but also for the rest of the world as well.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.

Portfolio Matters

As investor uncertainty increased during the July quarter, there was a flight to the higher-quality, larger-capitalization stocks. However, for investors in undervalued stocks--such as Merrill Lynch Phoenix Fund, Inc.--investment opportunities are largely to be found in mid-capitalization to small-capitalization issues. For example, many of the Fund's holdings have market capitalizations of less than $5 billion, and stocks of this size generally underperformed their large-capitalization counterparts. This difficult investment environment was reflected in the Fund's performance during the period. For the three months ended July 31, 1998, Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -9.40%, -9.71%, -9.65% and -9.49%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

During the July quarter, the Fund's best-performing holdings were those stocks with the largest capitalizations. MediaOne Group Inc. continues on its recovery path. It has successfully broken away from US West (which was a Fund holding), monetized a number of non-core assets, announced a subsidized share repurchase program, and rolled out new services such as telephony. Despite weakening demand in Asia, Pharmacia & Upjohn, Inc., another larger-capitalization Fund holding, has recovered its sales momentum through the introduction of new drugs in the United States. We anticipate this positive trend continuing as the company enters into licensing agreements for new formulations and develops new drugs.

Fund performance was negatively impacted by weakness in semiconductor-related equities and the poor performance of stocks in the energy sector. Fund holdings National Semiconductor Corporation, LTX Corp. and Integrated Device Technology, Inc. all declined as the Asian financial crisis and slackening personal computer
(PC) demand dampened chip prices. Over the longer term, we believe that National Semiconductor's and LTX Corp.'s emphasis on the growing "system on a chip" market (that is, many functions on one chip) will positively impact their earnings growth rates. Integrated Device Technology

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

shares are very inexpensive considering that this is one of the few companies with the capacity to manufacture microprocessors. In the energy sector, shares of Fund holdings EEX Corp. and KCS Energy, Inc. declined significantly as the price of crude oil and natural gas fell with the slackening demand from Asian countries. We believe that these exploration and development companies, which have very active exploration programs, will profit once prices of energy commodities improve. We utilized the share price weakness in all of these industries to augment our holdings.

We also took advantage of share price weakness to purchase shares of two companies issuing stock: Maxtor Corporation and Loews Cineplex Entertainment Corporation. The difficult stock market environment forced these companies to substantially reduce the per share prices that they sought for these stock offerings. Maxtor Corporation--which had been a wholly owned subsidiary of the troubled Korean conglomerate Hyundai Corporation--is a major factor in the disk drive industry. This industry has recently come under pressure with slowing demand for PCs. Even though Maxtor has one of the best products in the industry from a technological standpoint, its shares trade at a discount to its competitors. Given Maxtor's strong product offerings, we believe that the company will do well once demand improves.

Loews Cineplex Entertainment Corporation, a leading movie theater operator, is in the process of integrating the acquisition of Cineplex Odeon. We believe that Loews' well-regarded management can focus on raising the profitability of Cineplex theaters to its own high standard. This process should lead to an improvement in Loews' stock price.

Weakness in the technology sector during the July quarter has been well documented. We added several technology companies to the Fund as their share prices weakened. AMP, Incorporated is a leading manufacturer of connectors used in the consumer, PC and automotive industries. After years of underperformance, management recently unveiled a restructuring plan that we believe will eventually cut costs and raise profit margins. Subsequent to our purchase, AlliedSignal Inc. made a tender offer for AMP.

LSI Logic Corporation, another new technology holding, is a designer and manufacturer of custom semiconductors. The Asian economic slowdown has negatively impacted demand and margins in the short term. We believe that the company's leading market position in consumer products, such as video games and digital video disk players, will help insulate earnings from the cyclical nature of the PC business and provide the company with a foundation for future earnings growth.

Micron Electronics, Inc. is a leading manufacturer of PCs and servers. New management, formerly associated with Dell Computer, is in the process of implementing a direct marketing model (that is, selling directly to users). On a valuation basis, the stock was trading at three times cash flow per share and at a substantial discount to industry leaders Dell and COMPAQ Computer Corporation at the time of our purchase.

Price weakness in the high-yield bond sector afforded two new positions for the Fund, AmeriTruck Distribution Corp. and Sunbeam Corporation. AmeriTruck is a trucking company specializing in transportation of frozen and refrigerated goods. As with Trism Inc., our other trucking investment, AmeriTruck has driver-retention issues in this virtually full-employment economy. We also purchased the convertible subordinated debentures of Sunbeam following management turmoil and disclosures of accounting irregularities. We believe that the franchise values of the company's Sunbeam and Coleman brands will ultimately be re-established and offer significant upside potential. Other developments in the high-yield sector during the quarter were the emergence of Fund holdings U.S. Leather Inc. and Town & Country Corporation from bankruptcy. As a result, these bond investments were converted to equity positions.

Fiscal Year in Review

Total returns for Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the fiscal year ended July 31, 1998 were +10.98%, +9.84%, +9.90% and +10.70%, respectively.

While the Fund performed relatively well during the first and third quarters of the fiscal year, performance on the whole did trail that of the S&P 500 Composite Index for the 12-month period as investors continued to favor a small number of large-capitalization blue chip stocks. Divergence in performance was particularly wide after the Asian financial crisis began in the fall of 1997 and during the last quarter of the Fund's fiscal year, when it became apparent that the crisis was going to last longer than originally hoped. Historically, as

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

uncertainty enters investors' minds, a flight to quality ensues which makes it difficult for equities of operationally troubled issuers to perform well.

We were fortunate to have a large number of takeovers in the portfolio over the course of the fiscal year, which positively contributed to Fund performance. Humana, Inc., DSC Communications Corp., Amdahl Corp., Digital Equipment Corp., CompuServe Corp., Computervision Corp. and Tele-Communications, Inc. were all acquired by other organizations. Additionally AMP, Incorporated, a recent addition to the Fund's portfolio, is currently the subject of a tender offer. It appears that the market values of many troubled companies in takeover situations currently exceed their public valuations.

In last year's annual report to shareholders, we stated that larger-capitalization issues would be an area of investment focus for the Fund. While smaller-capitalization to mid-capitalization shares have served the Fund well over the years, the stock market was sending a clear signal that the liquidity of larger-capitalization companies was worth a premium to the valuations afforded smaller companies. This decision positively impacted Fund performance as our investments in AT&T Corp., Viacom, Inc., and Digital Equipment Corp. all appreciated significantly. We continued this process during the past fiscal year by adding Pharmacia & Upjohn, Inc., Columbia/HCA Healthcare Corp. and AMP, Incorporated. At the end of the Fund's fiscal year, the valuation gap between large-capitalization and mid-capitalization to small-capitalization issues was the widest it has been for some time. Accordingly, we anticipate increasing investments in mid-cap and small-cap stocks as long as this valuation disparity continues.

On the negative side, performance was generally hurt by new additions to the Fund. As we have stated in the past, value investing often involves establishing positions early in the recovery process, since a company's restructuring efforts sometimes take longer than expected. As a result, stocks that represent good value at a particular price often decline further as the company struggles through the turnaround. Our purchases of shares of The Seagram Co., Ltd., Columbia/HCA Healthcare Corp., Union Pacific Corporation and LSI Logic Corporation were initiated at prices above their current trading levels. We anticipate adding to our holdings in these companies should their prices weaken further. While this process hurts Fund performance in the short term, we believe these investments will eventually become the engines that drive longer-term performance to higher levels.

In summary, the fiscal year was another challenging period for contrarian equity investors such as Merrill Lynch Phoenix Fund, Inc., since earnings momentum continued to be the dominant investment criterion for investors. We were fortunate to have a large number of takeovers during the year that positively contributed to Fund performance. We utilized the uncertainty of the Asian crisis to upgrade the quality of the companies in our portfolio as we await the return of more certain economic times.

In Conclusion

We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Robert J. Martorelli

Robert J. Martorelli
Senior Vice President and Portfolio Manager


September 9, 1998

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                 +28.79%          +22.03%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +15.33           +14.09
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                            +14.43           +13.82
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return         % Return
                                                Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                 +27.54%          +23.54%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +14.16           +14.16
--------------------------------------------------------------------------------
Inception (10/21/88)
through 6/30/98                                    +13.40           +13.40
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return         % Return
                                                Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                 +27.47%          +26.47%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +16.31           +16.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                 +28.51%          +21.76%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +17.24           +15.54
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                  7/88                    7/98
ML Phoenix Fund, Inc.+--
Class A Shares*                                 $ 9,475                  $33,793
S&P 500 Index++                                 $10,000                  $54,510

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                 10/21/88**               7/98
ML Phoenix Fund, Inc.+--
Class B Shares*                                   $10,000                $31,438
S&P 500 Index++                                   $10,000                $51,823

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                  10/21/94**              7/98
ML Phoenix Fund, Inc.+--
Class C Shares*                                    $10,000               $16,239
ML Phoenix Fund, Inc.+--
Class D Shares*                                    $ 9,475               $15,850
S&P 500 Index++                                    $10,000               $26,119

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Phoenix Fund, Inc. in a diversified portfolio of equity and fixed-income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++    This unmanaged broad-based Index is comprised of common stocks.
      Past  performance is not predictive of future performance.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

PERFORMANCE DATA (concluded)

Recent Performance Results

                                                                                             Ten Years/
                                                12 Month           3 Month                Since Inception
                                              Total Return       Total Return               Total Return
=============================================================================================================
ML Phoenix Fund, Inc. Class A Shares*            +10.98%            -9.40%                    +256.67%
-------------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class B Shares*            + 9.84             -9.71                     +214.38
-------------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class C Shares*            + 9.90             -9.65                     + 62.39
-------------------------------------------------------------------------------------------------------------
ML Phoenix Fund, Inc. Class D Shares*            +10.70             -9.49                     + 67.28
-------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                   + 9.89             -1.58             +458.55/+447.82/+148.57
-------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                    +19.28             +1.18             +445.10/+418.24/+161.20
=============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are:
      Class A Shares, ten years ended 7/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are: for the ten years ended 7/31/98; from 10/21/88 to 7/31/98; and from 10/21/94 to 7/31/98, respectively.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

SCHEDULE OF INVESTMENTS

                     Face Amount/                                                                   Value     Percent of
Industry              Shares Held             Investments                          Cost           (Note 1a)   Net Assets
----------------------------------------------------------------------------------------------------------------------
Discount to Assets
----------------------------------------------------------------------------------------------------------------------
Cable                     500,000   +TCI Ventures Group (Series A)              $ 3,310,425      $ 9,843,750      1.5%
----------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment   500,000    Seagram Co., Ltd. (The)                     17,224,320       18,375,000      2.7
                          400,000   +Viacom, Inc. (Class B) (Non-Voting)         11,328,769       27,400,000      4.1
----------------------------------------------------------------------------------------------------------------------
Printing & Publishing   1,420,300   +Scitex Corp. Ltd.                           14,825,223       16,599,756      2.5
----------------------------------------------------------------------------------------------------------------------
                                     Total Discount to Assets                    46,688,737       72,218,506     10.8
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Earning Turnarounds
----------------------------------------------------------------------------------------------------------------------
Computer Peripherals      900,000   +Maxtor Corporation                           6,300,000        6,300,000      0.9
----------------------------------------------------------------------------------------------------------------------
Computer Software       1,400,000   +Mentor Graphics Corporation                 14,049,847       13,475,000      2.0
----------------------------------------------------------------------------------------------------------------------
Consumer Products          37,051   +TCC Holdings (a)(f)                          2,323,750          527,977      0.1
                        2,700,000   +Topps Co., Inc. (The) (g)                   14,976,635        7,762,500      1.2
----------------------------------------------------------------------------------------------------------------------
Energy Related          1,700,000   +EEX Corp.                                   13,895,504       11,900,000      1.8
                        1,200,000    KCS Energy, Inc.                            17,128,838        8,325,000      1.2
----------------------------------------------------------------------------------------------------------------------
Gold                    1,000,000    Placer Dome Inc.                            14,980,789       10,375,000      1.6
----------------------------------------------------------------------------------------------------------------------
Health Care             1,300,000   +NeoRx Corp. (g)                              7,991,431        5,200,000      0.8
----------------------------------------------------------------------------------------------------------------------
Industrial Services     1,407,670   +Anacomp, Inc. (g)                            9,137,200       26,041,895      3.9
----------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment   900,000   +CST Entertainment Imaging, Inc. (f)            675,000            9,000      0.0
----------------------------------------------------------------------------------------------------------------------
Pharmaceuticals           400,000    Pharmacia & Upjohn, Inc.                    14,035,530       18,950,000      2.8
----------------------------------------------------------------------------------------------------------------------
Semiconductor           2,500,000   +Integrated Device Technology, Inc.          20,687,555       13,281,250      2.0
                          500,000   +LSI Logic Corporation                       10,308,032       10,343,750      1.5
                        2,600,000   +LTX Corp. (g)                               15,356,759        9,912,500      1.5
                          950,000   +National Semiconductor Corporation          15,452,167       11,696,875      1.7
----------------------------------------------------------------------------------------------------------------------
Steel                     790,700    Birmingham Steel Corp.                      12,203,104        8,252,931      1.2
----------------------------------------------------------------------------------------------------------------------
Transportation            230,000   +Mesa Air Group, Inc.                         1,409,275        1,782,500      0.3
                          625,000    Union Pacific Corporation                   32,245,609       26,250,000      3.9
----------------------------------------------------------------------------------------------------------------------
                                     Total Earning Turnarounds                  223,157,025      190,386,178     28.4
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Financial Restructuring
----------------------------------------------------------------------------------------------------------------------
Consumer Products         656,383   +U.S. Leather Inc. (h)                        5,679,677        2,625,532      0.4
----------------------------------------------------------------------------------------------------------------------
Energy Related          1,938,475   +Gulfport Energy Corporation (b)(g)          16,017,828        2,180,786      0.3
                        1,938,475   +Gulfport Energy Corporation--Litigation
                                       Trust Certificates (b)                       370,839                0      0.0
----------------------------------------------------------------------------------------------------------------------
Financial Services      3,000,000   +Mego Mortgage Corporation (g)                4,500,000        4,125,000      0.6
----------------------------------------------------------------------------------------------------------------------
Health Care           $16,500,000   +Unison Healthcare Corp., 12.25% due
                                       11/01/2006 (i)                             9,962,500        6,600,000      1.0
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

                     Face Amount/                                                                  Value    Percent of
Industry              Shares Held             Investments                          Cost          (Note 1a)  Net Assets
----------------------------------------------------------------------------------------------------------------------
Financial Restructuring (concluded)
----------------------------------------------------------------------------------------------------------------------
Home Builders             520,000   +New Millenium Homes, LLC (f)               $ 1,934,501      $ 2,340,000      0.4%
                      $10,250,000    New Millenium Homes, LLC,
                                       Senior Notes, 12% due 9/03/2004            9,128,158       10,045,000      1.5
----------------------------------------------------------------------------------------------------------------------
Telecommunications    $12,500,000    American Telecasting Inc., Senior
                                       Discount Notes, 42.054% due
                                       8/15/2005 (i)                              2,642,597        2,750,000      0.4
                      $13,000,000    CS Wireless Systems Inc., Senior
                                       Discount Notes, 29.319% due 3/01/2006 (i)  3,633,944        3,250,000      0.5
----------------------------------------------------------------------------------------------------------------------
                                     Total Financial Restructuring               53,870,044       33,916,318      5.1
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
High Yield
----------------------------------------------------------------------------------------------------------------------
Consumer Products     $29,475,000    Sunbeam Corporation, Senior Subordinated
                                       Debentures, 7.618% due 3/25/2018 (f)(i)    6,796,946        6,447,656      1.0
----------------------------------------------------------------------------------------------------------------------
Home Builders         $20,000,000   +Baldwin Homes, Series B, 10.375%
                                       due 8/01/2003                              8,311,750        8,000,000      1.2
----------------------------------------------------------------------------------------------------------------------
Printing &            $ 6,255,400    San Jacinto Holdings, Inc., Senior
Publishing                             Subordinated Notes, 12% due 12/31/2002     4,048,512        4,879,212      0.7
----------------------------------------------------------------------------------------------------------------------
Steel                      19,500    Geneva Steel Company, Series B,
                                       Preferred, 14%                             2,647,000        1,599,000      0.2
----------------------------------------------------------------------------------------------------------------------
Supermarkets          $25,000,000   +Grand Union Co., Senior Notes, 12% due
                                       9/01/2004                                 12,463,406       14,625,000      2.2
----------------------------------------------------------------------------------------------------------------------
Telecommunications    $ 4,000,000    CAI Wireless Systems, Inc., Senior
                                       Notes, 12.25% due 9/15/2002                1,100,000          960,000      0.1
                      $30,500,000   +MobileMedia Corp., Senior Subordinated
                                       Notes, 9.375%                              6,202,312       13,877,500      2.1
----------------------------------------------------------------------------------------------------------------------
Transportation        $ 9,100,000    AmeriTruck Distribution Corp., Senior
                                       Subordinated Notes, 12.25% due
                                       11/15/2005                                 5,098,000        5,733,000      0.8
                      $ 9,500,000    Trism Inc., Senior Subordinated Notes,
                                       10.75% due 12/15/2000                      8,076,250        8,431,250      1.3
----------------------------------------------------------------------------------------------------------------------
                                     Total High Yield                            54,744,176       64,552,618      9.6
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Operational Restructuring
----------------------------------------------------------------------------------------------------------------------
Beverages               1,500,000    Coca-Cola Amatil, Limited                    5,769,232        5,972,880      0.9
                        1,500,000   +Coca-Cola Beverages PLC                      3,715,385        4,534,290      0.7
----------------------------------------------------------------------------------------------------------------------
Cable                     500,000   +MediaOne Group Inc. (c)                      8,665,452       24,156,250      3.6
----------------------------------------------------------------------------------------------------------------------
Chemicals                 271,300    IMC Global, Inc.                             9,359,371        6,935,106      1.0
----------------------------------------------------------------------------------------------------------------------
Computer Services         895,900   +Micron Electronics, Inc.                    11,448,737       12,318,625      1.8
----------------------------------------------------------------------------------------------------------------------
Computer Software       3,300,000   +Inprise Corporation (d)(g)                  37,428,962       20,315,625      3.0
                        4,500,000   +Novell Inc.                                 41,271,080       50,906,250      7.6
----------------------------------------------------------------------------------------------------------------------
Electronics               250,000    AMP, Incorporated                            7,352,500        7,343,750      1.1
----------------------------------------------------------------------------------------------------------------------
Engineering               600,000   +EMCOR Group, Inc.                            3,963,265       11,812,500      1.8
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                    Value     Percent of
Industry              Shares Held             Investments                          Cost           (Note 1a)   Net Assets
----------------------------------------------------------------------------------------------------------------------
Operational Restructuring (concluded)
----------------------------------------------------------------------------------------------------------------------
Environmental           5,300,000   +Philip Services Corporation               $ 37,397,416     $ 13,581,250      2.0%
                        4,000,000   +Safety-Kleen Corp. (e)                      15,227,484       15,750,000      2.4
----------------------------------------------------------------------------------------------------------------------
Financial Services        320,000    H & R Block, Inc.                           11,988,687       13,600,000      2.0
----------------------------------------------------------------------------------------------------------------------
Health Care               700,000    Columbia/HCA Healthcare Corp.               20,777,858       19,950,000      3.0
                        1,077,400   +Pharmaceutical Product Development, Inc.    14,209,538       25,049,550      3.7
----------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment   450,000   +Loews Cineplex Entertainment Corporation     4,950,000        4,809,375      0.7
----------------------------------------------------------------------------------------------------------------------
Pharmaceuticals         2,200,000   +IVAX Corp.                                  19,686,434       19,662,500      2.9
----------------------------------------------------------------------------------------------------------------------
Steel                   1,298,500   +WHX Corp. (g)                               11,160,678       14,526,969      2.2
----------------------------------------------------------------------------------------------------------------------
                                     Total Operational Restructuring            264,372,079      271,224,920     40.4
----------------------------------------------------------------------------------------------------------------------
                                     Total Investments                          642,832,061      632,298,540     94.3
----------------------------------------------------------------------------------------------------------------------

                      Face Amount           Short-Term Investments
----------------------------------------------------------------------------------------------------------------------
Commercial Paper*     $10,000,000    Bell Atlantic Financial Services Inc.,
                                       5.53% due 8/07/1998                        9,990,783        9,990,783      1.5
                        8,302,000    General Motors Acceptance Corp., 5.69%
                                       due 8/03/1998                              8,299,376        8,299,376      1.2
                        7,000,000    International Securitization Corporation,
                                       5.54% due 8/27/1998                        6,971,992        6,971,992      1.1
                       14,911,000    Park Avenue Receivables Corp., 5.55%
                                       due 8/17/1998                             14,874,220       14,874,220      2.2
                       10,000,000    Three Rivers Funding Corp., 5.54% due
                                       8/24/1998                                  9,964,606        9,964,606      1.5
----------------------------------------------------------------------------------------------------------------------
                                     Total Short-Term Investments                50,100,977       50,100,977      7.5
----------------------------------------------------------------------------------------------------------------------
Total Investments                                                              $692,933,038      682,399,517    101.8
                                                                               ============
Liabilities in Excess of Other Assets                                                            (11,991,390)    (1.8)
                                                                                                ------------    ------
Net Assets                                                                                      $670,408,127    100.0%
                                                                                                ============    ======
----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+     Non-income producing security.
(a) On June 2, 1998, received in exchange for Town and Country Corp., 13% Senior Subordinated Notes due 5/31/1998.
(b)   Name changed from WRT Energy Corp. to Gulfport Energy Corporation.
(c) On June 15, 1998, name changed from U S West Media Group to MediaOne Group Inc.
(d) On June 8, 1998, name changed from Borland International, Inc. to Inprise Corporation.
(e) On July 1, 1998, name changed from Laidlaw Environmental Services Inc. to Safety-Kleen Corp.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------
                                           Net Share          Net       Dividend
Industry          Affiliate                Activity           Cost       Income
--------------------------------------------------------------------------------
Computer          Inprise
  Software          Corporation            3,300,000      $37,428,962      +
Consumer          Topps Co., Inc. (The)      200,000          541,250      +
  Products
Energy Related    Gulfport Energy
                    Corporation                    1               --      +
Financial         Mego Mortgage
  Services          Corporation            3,000,000        4,500,000      +
Health Care       NeoRx Corp.                     --               --      +
Industrial        Anacomp, Inc.                   --               --      +
  Services
Semiconductor     LTX Corp.                1,942,300       11,409,310      +
Steel             WHX Corp.                 (300,000)      (3,466,753)     +
--------------------------------------------------------------------------------
+     Non-income producing security.
(h) On July 21, 1998, received in exchange for U.S. Leather Inc., 10.25% Senior Notes due 7/31/2003.
(i) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

      See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
===========================================================================================================
Assets:            Investments, at value (identified
                   cost--$692,933,038) (Note 1a) ........................                      $682,399,517
                   Cash .................................................                               113
                   Foreign cash (Note 1c) ...............................                               265
                   Receivables:
                     Securities sold ....................................    $   2,202,672
                     Interest ...........................................          823,303
                     Capital shares sold ................................          338,720
                     Dividends ..........................................          246,150        3,610,845
                                                                             -------------
                   Prepaid registration fees and other assets (Note 1f)
                                                                                                     31,773
                                                                                               ------------
                   Total assets .........................................                       686,042,513
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ...............................       12,742,895
                     Capital shares redeemed ............................        1,203,937
                     Investment adviser (Note 2) ........................          599,141
                     Distributor (Note 2) ...............................          291,595       14,837,568
                                                                             -------------
                   Accrued expenses and other liabilities
                                                                                                    796,818
                                                                                               ------------
                   Total liabilities ....................................                        15,634,386
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ...........................................                      $670,408,127
                                                                                               ============
-----------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of Common Stock, $0.10 par value,
Consist of:        50,000,000 shares authorized .........................                      $  2,098,581
                   Class B Shares of Common Stock, $0.10 par value,
                   100,000,000 shares authorized ........................                         2,215,417
                   Class C Shares of Common Stock, $0.10 par value,
                   50,000,000 shares authorized .........................                            88,219
                   Class D Shares of Common Stock, $0.10 par value,
                   100,000,000 shares authorized ........................                           666,856
                   Paid-in capital in excess of par .....................                       584,479,396
                   Undistributed investment income--net .................                         2,209,139
                   Undistributed realized capital gains on investments
                   and foreign currency transactions--net ...............                        89,184,115
                   Unrealized depreciation on investments and foreign
                   currency transactions--net ...........................                       (10,533,596)
                                                                                               ------------
                   Net assets ...........................................                      $670,408,127
                                                                                               ============
-----------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $283,005,115 and
                   20,985,805 shares outstanding ........................                      $      13.49
                                                                                               ============
                   Class B--Based on net assets of $286,396,286 and
                   22,154,170 shares outstanding ........................                      $      12.93
                                                                                               ============
                   Class C--Based on net assets of $11,315,816 and
                   882,195 shares outstanding ...........................                      $      12.83
                                                                                               ============
                   Class D--Based on net assets of $89,690,910 and
                   6,668,556 shares outstanding .........................                      $      13.45
                                                                                               ============
-----------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Statement of Operations for the Year Ended July 31, 1998
===========================================================================================================
Investment         Interest and discount earned .........................                      $  9,347,884
Income             Dividends (net of $127,457 foreign withholding tax) ..                         5,801,927
(Notes 1d & 1e):                                                                               ------------
                   Total income .........................................                        15,149,811
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Expenses:          Investment advisory fees (Note 2) ....................    $  7,181,685
                   Account maintenance and distribution fees--Class B
                     (Note 2) ...........................................       3,221,900
                   Transfer agent fees--Class B (Note 2) ................         661,615
                   Transfer agent fees--Class A (Note 2) ................         556,243
                   Account maintenance fees--Class D (Note 2) ...........         228,418
                   Transfer agent fees--Class D (Note 2) ................         167,600
                   Accounting services (Note 2) .........................         134,288
                   Account maintenance and distribution fees--Class C
                     (Note 2) ...........................................         131,376
                   Printing and shareholder reports .....................         107,401
                   Professional fees ....................................          78,968
                   Directors' fees and expenses .........................          74,917
                   Registration fees (Note 1f) ..........................          65,277
                   Custodian fees .......................................          47,780
                   Transfer agent fees--Class C (Note 2) ................          28,579
                   Pricing fees .........................................           1,319
                   Other ................................................          17,699
                                                                             ------------
                   Total expenses .......................................                        12,705,065
                                                                                               ------------
                   Investment income--net ...............................                         2,444,746
                                                                                               ------------
-----------------------------------------------------------------------------------------------------------
Realized &         Realized gain (loss) from:
Unrealized Gain      Investments--net ...................................     135,576,129
(Loss) on            Foreign currency transactions--net .................         (28,013)      135,548,116
Investments &      Change in unrealized appreciation/depreciation on:
Foreign Currency     Investments--net ...................................     (64,284,216)
Transactions--       Foreign currency transactions--net .................               8       (64,284,208)
Net (Notes                                                                   ------------      ------------
1b, 1c, 1e & 3):   Net realized and unrealized gain on investments and
                     foreign currency transactions ......................                        71,263,908
                                                                                               ------------
                   Net Increase in Net Assets Resulting from
                     Operations .........................................                      $ 73,708,654
                                                                                               ============
-----------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Statement of Changes in Net Assets
=============================================================================================================
                                                                                    For the Year Ended
                                                                                          July 31,
                                                                             --------------------------------
Increase (Decrease) in Net Assets:                                                 1998              1997
-------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net .............................      $   2,444,746       $  1,568,152
                   Realized gain on investments and foreign currency
                   transactions--net ..................................        135,548,116        117,006,161
                   Change in unrealized appreciation/depreciation on
                   investments and foreign currency transactions--net          (64,284,208)        65,493,785
                                                                              ------------       ------------
                   Net increase in net assets resulting from operations         73,708,654        184,068,098
                                                                              ------------       ------------
-------------------------------------------------------------------------------------------------------------
Dividends &        Investment income--net:
Distributions to     Class A ..........................................         (2,071,936)        (1,322,009)
Shareholders         Class B ..........................................           (331,618)                --
(Note 1g):           Class C ..........................................            (14,683)                --
                     Class D ..........................................           (488,410)          (167,328)
                   Realized gain on investments--net:
                     Class A ..........................................        (63,710,745)       (32,459,002)
                     Class B ..........................................        (70,993,494)       (43,674,101)
                     Class C ..........................................         (2,997,794)        (1,814,737)
                     Class D ..........................................        (18,334,157)        (5,849,564)
                                                                              ------------       ------------
                   Net decrease in net assets resulting from dividends
                     and distributions to shareholders ................       (158,942,837)       (85,286,741)
-------------------------------------------------------------------------------------------------------------
Capital Share      Net increase (decrease) in net assets derived from
Transactions         capital share transactions .......................         16,827,602        (85,819,453)
(Note 4):                                                                     ------------       ------------
-------------------------------------------------------------------------------------------------------------
Net Assets:        Total increase (decrease) in net assets ............        (68,406,581)        12,961,904
                   Beginning of year ..................................        738,814,708        725,852,804
                                                                              ------------       ------------
                   End of year* .......................................       $670,408,127       $738,814,708
                                                                              ============       ============
-------------------------------------------------------------------------------------------------------------
                  *Undistributed investment income--net (Note 1h) .....       $  2,209,139       $  1,664,384
                                                                              ============       ============
-------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Financial Highlights
====================================================================================================================================
                                                                                               Class A
The following per share data and ratios have been derived          -----------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              1998+         1997+         1996+        1995+          1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of year ........      $  15.32      $  13.37      $  13.44      $  13.31      $  13.75
Operating                                                          --------      --------      --------      --------      --------
Performance:      Investment income--net ....................           .12           .10           .13           .17           .03
                  Realized and unrealized gain on investments
                  and foreign currency transactions--net ....          1.33          3.46           .51          1.47          1.18
                                                                   --------      --------      --------      --------      --------
                  Total from investment operations ..........          1.45          3.56           .64          1.64          1.21
                                                                   --------      --------      --------      --------      --------
                  Less dividends and distributions:
                    Investment income--net ..................          (.11)         (.06)         (.13)         (.11)           --
                    Realized gain on investments--net .......         (3.17)        (1.55)         (.58)        (1.40)        (1.65)
                                                                   --------      --------      --------      --------      --------
                  Total dividends and distributions .........         (3.28)        (1.61)         (.71)        (1.51)        (1.65)
                                                                   --------      --------      --------      --------      --------
                  Net asset value, end of year ..............      $  13.49      $  15.32      $  13.37      $  13.44      $  13.31
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share ........         10.98%        29.78%         4.78%        13.91%         9.36%
Return:*                                                           ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses ..................................          1.24%         1.26%         1.24%         1.31%         1.22%
Average                                                            ========      ========      ========      ========      ========
Net Assets:       Investment income--net ....................           .83%          .77%          .92%         1.40%          .48%
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of year (in thousands) ....      $283,005      $301,936      $279,351      $286,258      $255,856
Data:                                                              ========      ========      ========      ========      ========
                  Portfolio turnover ........................         81.20%        81.46%        87.66%        70.36%        63.95%
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales loads.
            +     Based on average shares outstanding.

                  See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Financial Highlights (continued)
====================================================================================================================================
                                                                                               Class B+
The following per share data and ratios have been derived          -----------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              1998          1997          1996         1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of year ........      $  14.82      $  12.99      $  13.12      $  13.02      $  13.46
Operating                                                          --------      --------      --------      --------      --------
Performance:      Investment income (loss)--net .............          (.03)         (.03)         (.01)          .04          (.07)
                  Realized and unrealized gain on investments
                  and foreign currency transactions--net ....          1.28          3.35           .50          1.45          1.11
                                                                   --------      --------      --------      --------      --------
                  Total from investment operations ..........          1.25          3.32           .49          1.49          1.04
                                                                   --------      --------      --------      --------      --------
                  Less dividends and distributions:
                    Investment income--net ..................          (.01)           --          (.04)         (.02)           --
                    Realized gain on investments--net .......         (3.13)        (1.49)         (.58)        (1.37)        (1.48)
                                                                   --------      --------      --------      --------      --------
                  Total dividends and distributions .........         (3.14)        (1.49)         (.62)        (1.39)        (1.48)
                                                                   --------      --------      --------      --------      --------
                  Net asset value, end of year ..............      $  12.93      $  14.82      $  12.99      $  13.12      $  13.02
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share ........          9.84%        28.48%         3.67%        12.83%         8.21%
Return:*                                                           ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses ..................................          2.26%         2.29%         2.26%         2.34%         2.24%
Average Net                                                        ========      ========      ========      ========      ========
Assets:           Investment income (loss)--net .............          (.18%)        (.26%)        (.11%)         .37%        (.51%)
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of year (in thousands) ....      $286,396      $337,022      $381,808      $414,886      $362,129
Data:                                                              ========      ========      ========      ========      ========
                  Portfolio turnover ........................         81.20%        81.46%        87.66%        70.36%        63.95%
                                                                   ========      ========      ========      ========      ========
-----------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales loads.
            +     Based on average shares outstanding.

                  See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Financial Highlights (continued)
=====================================================================================================================
                                                                                        Class C++
                                                                   --------------------------------------------------
                                                                                                            For the
                                                                                                             Period
The following per share data and ratios have been derived                                                    Oct 21,
from information provided in the financial statements.                  For the Year Ended July 31,         1994+ to
                                                                   ---------------------------------------  July 31,
Increase (Decrease) in Net Asset Value:                              1998          1997          1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period ......      $  14.72      $  12.92      $  13.07      $  12.31
Operating                                                          --------      --------      --------      --------
Performance:      Investment income (loss)--net .............          (.03)         (.04)         (.02)          .03
                  Realized and unrealized gain on investments
                  and foreign currency transactions--net ....          1.29          3.33           .51          1.21
                                                                   --------      --------      --------      --------
                  Total from investment operations ..........          1.26          3.29           .49          1.24
                                                                   --------      --------      --------      --------
                  Less dividends and distributions:
                    Investment income--net ..................          (.02)           --          (.06)         (.05)
                    Realized gain on investments--net .......         (3.13)        (1.49)         (.58)         (.43)
                                                                   --------      --------      --------      --------
                  Total dividends and distributions .........         (3.15)        (1.49)         (.64)         (.48)
                                                                   --------      --------      --------      --------
                  Net asset value, end of period ............      $  12.83      $  14.72      $  12.92      $  13.07
                                                                   ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share ........          9.90%        28.39%         3.69%        10.99%+++
Return:**                                                          ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses ..................................          2.27%         2.30%         2.27%         2.39%*
Average Net                                                        ========      ========      ========      ========
Assets:           Investment income (loss)--net .............          (.19%)        (.27%)        (.12%)         .34%*
                                                                   ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) ..      $ 11,316      $ 14,448      $ 15,821      $ 11,775
Data:                                                              ========      ========      ========      ========
                  Portfolio turnover ........................         81.20%        81.46%        87.66%        70.36%
                                                                   ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------

           *      Annualized.
           **     Total investment returns exclude the effects of sales loads.
           +      Commencement of operations.
           ++     Based on average shares outstanding.
           +++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
====================================================================================================================
                                                                                        Class D++
                                                                   -------------------------------------------------
                                                                                                            For the
                                                                                                             Period
The following per share data and ratios have been derived                                                    Oct 21,
from information provided in the financial statements.                  For the Year Ended July 31,         1994+ to
                                                                   ---------------------------------------  July 31,
Increase (Decrease) in Net Asset Value:                              1998          1997          1996         1995
--------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period ......     $ 15.29       $ 13.35       $ 13.43        $ 12.57
Operating                                                         -------       -------       -------        -------
Performance:      Investment income--net                              .08           .07           .09            .11
                  Realized and unrealized gain on investments
                  and foreign currency transactions--net ....        1.33          3.45           .51           1.25
                                                                  -------       -------       -------        -------
                  Total from investment operations ..........        1.41          3.52           .60           1.36
                                                                  -------       -------       -------        -------
                  Less dividends and distributions:
                    Investment income--net ..................        (.09)         (.04)         (.10)          (.07)
                    Realized gain on investments--net .......       (3.16)        (1.54)         (.58)          (.43)
                                                                  -------       -------       -------        -------
                  Total dividends and distributions .........       (3.25)        (1.58)         (.68)          (.50)
                                                                  -------       -------       -------        -------
                  Net asset value, end of period ............     $ 13.45       $ 15.29       $ 13.35        $ 13.43
                                                                  =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
Total Investment  Based on net asset value per share ........       10.70%        29.44%         4.50%         11.72%+++
Return:**                                                         =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
Ratios to         Expenses ..................................        1.51%         1.52%         1.48%          1.60%*
Average Net                                                       =======       =======       =======        =======
Assets:           Investment income--net ....................         .59%          .54%          .67%          1.11%*
                                                                  =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets, end of period (in thousands) ..     $89,691       $85,409       $48,873        $36,388
Data:                                                             =======       =======       =======        =======
                  Portfolio turnover ........................       81.20%        81.46%        87.66%         70.36%
                                                                  =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Based on average shares outstanding.
            +++   Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998
the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,006,656 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account        Distribution
                                                Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ....................................         0.25%            0.75%
Class C ....................................         0.25%            0.75%
Class D ....................................         0.25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     MLFD            MLPF&S
--------------------------------------------------------------------------------
Class A ....................................        $2,034          $23,855
Class D ....................................        $1,809          $26,750
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $336,501 and $2,715 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $34,961 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $16,710 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1998.

During the year ended July 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $279 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $538,292,057 and $650,239,359, respectively.

Net realized gains (losses) for the year ended July 31, 1998 and net unrealized losses as of July 31, 1998 were as follows:

-------------------------------------------------------------------------------
                                           Realized
                                            Gains                   Unrealized
                                           (Losses)                   Losses
-------------------------------------------------------------------------------
Long-term investments .....             $ 135,576,139              $(10,533,521)
Short-term investments ....                       (10)                       --
Foreign currency
transactions ..............                   (28,013)                      (75)
                                        -------------              ------------
Total .....................             $ 135,548,116              $(10,533,596)
                                        =============              ============
-------------------------------------------------------------------------------

As of July 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $10,630,037, of which $111,896,411 related to appreciated securities and $122,526,448 related to depreciated securities. At July 31, 1998, the aggregate cost of investments for Federal income tax purposes was $693,029,554.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $16,827,602 and $(85,819,453) for the years ended July 31, 1998 and July 31,
1997, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ....................             3,072,942             $ 42,892,690
Shares issued to shareholders
in reinvestment of
dividends and distributions ....             4,281,696               56,397,472
                                            ----------             ------------
Total issued ...................             7,354,638               99,290,162
Shares redeemed ................            (6,083,241)             (83,944,710)
                                            ----------             ------------
Net increase ...................             1,271,397             $ 15,345,452
                                            ==========             ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1997                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ....................             3,245,516             $ 43,038,169
Shares issued to shareholders
in reinvestment of
dividends and distributions ....             2,408,271               29,567,961
                                            ----------             ------------
Total issued ...................             5,653,787               72,606,130
Shares redeemed ................            (6,835,778)             (90,944,050)
                                            ----------             ------------
Net decrease ...................            (1,181,991)            $(18,337,920)
                                            ==========             ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                           Shares                  Amount
-------------------------------------------------------------------------------
Shares sold ...................             3,021,386             $  41,058,916
Shares issued to shareholders
in reinvestment of
dividends and distributions ...             5,085,899                64,767,544
                                           ----------             -------------
Total issued ..................             8,107,285               105,826,460
Shares redeemed ...............            (7,674,858)             (103,277,768)
Automatic conversion
of shares .....................            (1,026,345)              (13,724,180)
                                           ----------             -------------
Net decrease ..................              (593,918)            $ (11,175,488)
                                           ==========             =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1997                           Shares                  Amount
-------------------------------------------------------------------------------
Shares sold ..................              3,717,624             $  47,733,794
Shares issued to shareholders
in reinvestment of
distributions ................              3,291,225                39,178,069
                                          -----------             -------------
Total issued .................              7,008,849                86,911,863
Automatic conversion
of shares ....................             (2,540,026)              (32,669,108)
Shares redeemed ..............            (11,110,883)             (143,277,186)
                                          -----------             -------------
Net decrease .................             (6,642,060)            $ (89,034,431)
                                          ===========             =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             446,268             $  5,967,922
Shares issued to shareholders
in reinvestment of
dividends and distributions ......             210,620                2,664,763
                                              --------             ------------
Total issued .....................             656,888                8,632,685
Shares redeemed ..................            (755,911)             (10,121,962)
                                              --------             ------------
Net decrease .....................             (99,023)            $ (1,489,277)
                                              ========             ============
-------------------------------------------------------------------------------

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1997                            Shares                  Amount
-------------------------------------------------------------------------------
Shares sold .....................              240,282              $ 3,051,157
Shares issued to shareholders
in reinvestment of
distributions ...................              136,318                1,613,090
                                              --------              -----------
Total issued ....................              376,600                4,664,247
Shares redeemed .................             (619,861)              (7,937,076)
                                              --------              -----------
Net decrease ....................             (243,261)             $(3,272,829)
                                              ========              ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ....................             1,131,275             $ 15,753,197
Automatic conversion
of shares ......................               990,830               13,724,180
Shares issued to shareholders
in reinvestment of
dividends and distributions ....             1,281,377               16,844,867
                                            ----------             ------------
Total issued ...................             3,403,482               46,322,244
Shares redeemed ................            (2,321,058)             (32,175,329)
                                            ----------             ------------
Net increase ...................             1,082,424             $ 14,146,915
                                            ==========             ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1997                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ....................             1,043,610             $ 13,805,556
Automatic conversion
of shares ......................             2,467,989               32,669,108
Shares issued to shareholders
in reinvestment of
dividends and distributions ....               454,079                5,575,759
                                            ----------             ------------
Total issued ...................             3,965,678               52,050,423
Shares redeemed ................            (2,040,372)             (27,224,696)
                                            ----------             ------------
Net increase ...................             1,925,306             $ 24,825,727
                                            ==========             ============
-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Phoenix Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Phoenix Fund, Inc. as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 16, 1998

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Phoenix Fund, Inc. during its fiscal year ended July 31, 1998:

-----------------------------------------------------------------------------------------------------
                                              Qualifying   Non-Qualifying     Total        Long-Term
                       Record      Payable     Ordinary       Ordinary       Ordinary      Capital
                        Date        Date        Income         Income         Income        Gains
-----------------------------------------------------------------------------------------------------
Class A Shares:       09/03/97    09/11/97     $0.024207      $1.254438      $1.278645    $1.157826*
                      12/10/97    12/18/97     $0.016754      $0.514029      $0.530783    $0.309446**
-----------------------------------------------------------------------------------------------------
Class B Shares:       09/03/97    09/11/97     $0.022475      $1.164651      $1.187126    $1.157826*
                      12/10/97    12/18/97     $0.015622      $0.479294      $0.494916    $0.309446**
-----------------------------------------------------------------------------------------------------
Class C Shares:       09/03/97    09/11/97     $0.022487      $1.165280      $1.187767    $1.157826*
                      12/10/97    12/18/97     $0.015599      $0.478594      $0.494193    $0.309446**
-----------------------------------------------------------------------------------------------------
Class D Shares:       09/03/97    09/11/97     $0.023854      $1.236137      $1.259991    $1.157826*
                      12/10/97    12/18/97     $0.016482      $0.505698      $0.522180    $0.309446**
-----------------------------------------------------------------------------------------------------

* Of this long-term capital gain distribution, 47.48% is subject to the 28% tax rate and 52.52% is subject to the 20% tax rate.
** Of this long-term capital gain distribution, 48.17% is subject to the 28% tax rate and 51.83% is subject to the 20% tax rate.

      The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

      Please retain this information for your records.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

PORTFOLIO INFORMATION (unaudited)

As of July 31, 1998

                                                       Percent of
Asset Mix                                              Net Assets
Stocks ..............................................     81.5%
Bonds ...............................................     12.8
Cash & Cash Equivalents .............................      5.7

                                                       Percent of
Ten Largest Holdings                                   Net Assets
Novell Inc. .........................................      7.6%
Viacom, Inc. (Class B) (Non-Voting) .................      4.1
Union Pacific Corporation ...........................      3.9
Anacomp, Inc. .......................................      3.9
Pharmaceutical Product
  Development, Inc. .................................      3.7
MediaOne Group Inc. .................................      3.6
Inprise Corporation .................................      3.0
Columbia/HCA Healthcare Corp. .......................      3.0
IVAX Corp. ..........................................      2.9
Pharmacia & Upjohn, Inc. ............................      2.8

                                                       Percent of
Five Largest Industries                                Net Assets
Computer Software ...................................     12.6%
Health Care .........................................      8.5
Leisure & Entertainment .............................      7.5
Semiconductor .......................................      6.7
Transportation ......................................      6.3

 Equity Investment Portfolio Changes
 For the Quarter Ended July 31, 1998

 Additions
 AMP, Incorporated
 Coca-Cola Amatil, Limited
 Coca-Cola Beverages PLC
 Loews Cineplex Entertainment Corporation
 LSI Logic Corporation
 Maxtor Corporation
 Mego Mortgage Corporation
 Micron Electronics, Inc.
 TCC Holdings
 U.S. Leather Inc.
*US West Inc.

 Deletions
 ANTEC Corporation
 AT&T Corp.
 CML Group, Inc.
 Humana, Inc.
 Parametric Technology Corp.
 Reuters Group PLC (ADR)
 Stone Container Corp.
*US West Inc.
 WorldCom, Inc.
 Zale Corp. Litigation Limited Partnership Units

*Added and deleted in the same quarter.

Merrill Lynch Phoenix Fund, Inc.                                   July 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                               #10263--7/98

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